UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BAYVIEW ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED MARCH 13, 2026

BAYVIEW ACQUISITION CORP

420 LEXINGTON AVE, SUITE 2446

NEW YORK, NY 10170

LETTER TO SHAREHOLDERS

Dear Bayview Acquisition Corp Shareholder:

You are cordially invited to attend the annual general meeting of shareholders of Bayview Acquisition Corp, a Cayman Islands exempted company (the “Company,” “Bayview,” “we,” “us” or “our”), which will be held on April 10, 2026, at 9:30 a.m. Eastern Standard Time (the “Annual Meeting”) at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States, and virtually via live webcast at https://edge.media-server.com/mmc/p/w749di6b, password: bayview2026.

The attached Notice of the Annual Meeting and accompanying Proxy Statement (the “Proxy Statement”) describe the business Bayview will conduct at the Annual Meeting and provide information about Bayview that you should consider when you vote your shares. As set forth in the attached Proxy Statement, the Annual Meeting will be held for the purpose of considering and voting on the following proposals:

Proposal No. 1—Director Proposal—A proposal, by ordinary resolution, to re-elect John Joseph DeVito, as a Class I (as defined in the memorandum and articles of association of the Company) director of the Company (the “Class I Director”), for a three-year term expiring at our 2029 Annual Meeting or until such director’s earlier death, resignation, disqualification or removal (the “Director Proposal”); and

Proposal No. 2—Auditor Proposal—A proposal, by ordinary resolution, to ratify the appointment of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal”); and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution, to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Proposal and the Auditor Proposal (the “Adjournment Proposal”).

Each of the Director Proposal, the Auditor Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote.

The approval of the Director Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter.

The approval of the Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter.

Approval of the Adjournment Proposal (if presented) requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Director Proposal and the Auditor Proposal at the Annual Meeting.

The board of directors of the Company (the “Board”) has fixed the close of business on March 2, 2026 (the “Record Date”) as the date for determining Bayview shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of Ordinary Shares (as defined below) on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the Record Date, there were 2,738,292 issued and outstanding shares, of which 1,005,792 shares were held by holders of Public Shares (as defined below) and 1,732,500 shares held by the Sponsors (the “Founder Shares”). Bayview’s rights do not have voting rights.

You are not being asked to vote on a business combination at this time. The Company has entered into a definitive agreement relating to a business combination. Promptly following the execution of the definitive agreement, the Company filed a current report on Form 8-K with information about the business combination. In due course, the Company intends to file a separate proxy statement or proxy statement/prospectus pursuant to which it will seek shareholder approval of the business combination, among other things, at a separate annual general meeting or extraordinary general meeting.

After careful consideration of all relevant factors, the Board has determined that the Director Proposal, the Auditor Proposal and the Adjournment Proposal (if required) are in the best interests of Bayview and its shareholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information about the Annual Meeting, the Director Proposal, the Auditor Proposal and the Adjournment Proposal. Whether or not you plan to attend the Annual Meeting, Bayview urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person or online at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the board of Directors of Bayview Acquisition Corp

/s/ Xin Wang
Xin Wang
Chief Executive Officer

[ ], 2026

Your vote is very important. Whether or not you plan to attend the Annual Meeting, in person or by proxy, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented at the Annual Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting. The approval of the Director Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter. The approval of the Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Annual Meeting of the holders of a majority of the shares entitled to vote as of the Record Date at the Annual Meeting shall constitute a quorum for the conduct of business at the Annual Meeting. Accordingly, if you fail to vote in person or by proxy at the Annual Meeting, your shares will not be counted for the purposes of determining whether the Director Proposal, the Auditor Proposal and the Adjournment Proposal are approved by the requisite majorities. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Annual Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 10, 2026: This notice of meeting and the accompanying Proxy Statement are being made available on or about [ ], 2026.

NOTICE OF ANNUAL MEETING

OF BAYVIEW ACQUISITION CORP

TO BE HELD ON APRIL 10, 2026

To the Shareholders of Bayview Acquisition Corp:

NOTICE IS HEREBY GIVEN that an annual general meeting (the “Annual Meeting”) of shareholders of Bayview Acquisition Corp, a Cayman Islands exempted company (the “Company,” “Bayview,” “we,” “us” or “our”), will be held on April 10, 2026, at 9:30 a.m. Eastern Standard Time (the “Annual Meeting”) at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, United States, and virtually via live webcast at https://edge.media-server.com/mmc/p/w749di6b, password: bayview2026.

You are cordially invited to attend the Annual Meeting for the purpose of considering and voting upon, and if thought fit, passing and approving the following resolutions, as more fully described below in this Proxy Statement, which is dated [ ], 2026 and is first being mailed to shareholders on or about that date:

Proposal No. 1—Director Proposal—A proposal, by ordinary resolution, to re-elect John Joseph DeVito, as a Class I (as defined in the memorandum and articles of association of the Company) director of the Company (the “Class I Director”), for a three-year term expiring at our 2029 Annual Meeting or until such director’s earlier death, resignation, disqualification or removal (the “Director Proposal”);

Proposal No. 2—Auditor Proposal—A proposal, by ordinary resolution, to ratify the appointment of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal”); and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution, to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Proposal and the Auditor Proposal (the “Adjournment Proposal”).

Each of the Director Proposal, the Auditor Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote.

Approval of the Director Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Annual Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units (as defined below), the Company will need 0 Public Shares or 0.0% of the outstanding Public Shares, to vote in favor of the Director Proposal to approve such proposal.

Approval of the Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Annual Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 0 Public Shares or 0.0% of the outstanding Public Shares, to vote in favor of the Auditor Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Annual Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 0 Public Shares or 0.0% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Director Proposal and Auditor Proposal at the Annual Meeting.

Record holders of Ordinary Shares at the close of business on March 2, 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Annual Meeting. On the Record Date, there were 2,738,292 issued and outstanding shares, of which 1,005,792 shares were held by holders of Public Shares and 1,732,500 shares held by the initial shareholders. Bayview’s rights do not have voting rights.

This Proxy Statement contains important information about the Annual Meeting, the Director Proposal, the Auditor Proposal and the Adjournment Proposal. Whether or not you plan to attend the Annual Meeting, in person (virtually) or by proxy, Bayview urges you to read this material carefully and vote your shares.

This Proxy Statement is dated [  ], 2026, and this Proxy Statement and our 2025 annual report on Form 10-K are first being mailed to shareholders on or about that date.

By Order of the board of Directors of Bayview Acquisition Corp

/s/ Xin Wang
Xin Wang
Chief Executive Officer

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Bayview’s current views with respect to, among other things, its capital resources and results of operations. Likewise, Bayview’s financial statements and all of Bayview’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect Bayview’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward- looking statement. Bayview does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	Bayview’s ability to complete a Business Combination, including approval by the shareholders of Bayview;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Public Shares and other securities of Bayview;

●	the use of funds not held in the trust account or available to Bayview from interest income on the trust account balance;

●	the competitive environment in which our successor will operate following a Business Combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect Bayview’s good faith beliefs, they are not guarantees of future performance. Bayview disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause Bayview’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Bayview’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 13, 2026, and in other reports Bayview filed with the SEC, including Bayview’s Quarterly Reports on Form 10-Q for the period ended June 30, 2025, filed with the SEC on August 14, 2025, and for the period ended September 30, 2025, filed with the SEC on November 14, 2025. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Bayview.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q.	What is the purpose of the Annual Meeting?

A.

At the Annual Meeting, shareholders will vote upon the Director Proposal, the Auditor Proposal and the Adjournment Proposal described in the Proxy Statement. In addition, following the formal portion of the Annual Meeting, management will be available to respond to questions from shareholders.

This Annual Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq (as defined below). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of shareholders within twelve (12) months after our fiscal year end.

Q.	When and where is the Annual Meeting?

A.	The Annual Meeting will be held on April 10, 2026, at 9:30 a.m. Eastern Standard Time at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, United States, and virtually via live webcast by https://edge.media-server.com/mmc/p/w749di6b, password: bayview2026 and entering the voter control number included on your proxy card.

Q.	What do I need in order to be able to participate in the Annual Meeting online?

A.	You can virtually attend the Annual Meeting via the internet by visiting https://edge.media-server.com/mmc/p/w749di6b, password: bayview2026 and entering the voter control number included on your proxy card. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Annual Meeting. If you do not have a voter control number, you will be able to listen to the Annual Meeting only and you will not be able to vote or submit questions during the Annual Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Annual Meeting?

A.	Bayview shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1—Director Proposal—A proposal, by ordinary resolution, to re-elect John Joseph DeVito, as a Class I (as defined in the memorandum and articles of association of the Company) director of the Company, for a three-year term expiring at our 2029 Annual Meeting or until such director’s earlier death, resignation, disqualification or removal;

Proposal No. 2—Auditor Proposal—A proposal, by ordinary resolution, to ratify the appointment of UHY as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Proposal and the Auditor Proposal.

You are not being asked to vote on a Business Combination at this time. The Company has entered into a definitive agreement relating to a business combination. Promptly following the execution of the definitive agreement, the Company filed a current report on Form 8-K with information about the business combination. In due course, the Company intends to file a separate proxy statement or proxy statement/prospectus pursuant to which it will seek shareholder approval of the business combination, among other things, at a separate annual general meeting or extraordinary general meeting.

Q.	Are the proposals conditioned on one another?

A.	The Director Proposal, the Auditor Proposal and the Adjournment Proposal are not conditioned on the approval of any other proposal.

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Q.	What vote is required to approve the proposals presented at the Annual Meeting?

A.	The approval of each of the Director Proposal, the Auditor Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting.

One or more shareholders who together hold not less than one-third of the shares entitled to vote at such meeting being individuals present in person (including virtually) or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall constitute a quorum for the conduct of business at the Annual Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Annual Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

Q.	Why should I vote “FOR” the Director Proposal?

A.	The term of the current Class I Director will expire at this Annual Meeting. The purpose of the Director Proposal is to elect the Class I Director of the Company to serve a three-year term until the third succeeding annual general meeting after this Annual Meeting or until his successor is elected and qualified.

The Board recommends that you vote in favor of the Director Proposal.

Q.	Why should I vote “FOR” the Auditor Proposal?

A.	The purpose of the Auditor Proposal is to give our shareholders the opportunity to ratify the selection by our audit committee of UHY as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026. Representatives of UHY are not expected to be present at the Annual Meeting to answer questions.

The Board recommends that you vote in favor of the Auditor Proposal.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by Bayview shareholders, the Board may not be able to adjourn the Annual Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Proposal and the Auditor Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.	The initial shareholders have advised Bayview that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Director Proposal, the Auditor Proposal and, if necessary, the Adjournment Proposal.

On the Record Date, the Sponsors, Bayview’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,500,000 Founder Shares and 232,500 shares underlying the Private Placement Units held by the Sponsors and the officers and directors of Bayview, representing approximately 50.0% of Bayview’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Annual Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 0 Public Shares or 0.0% of the outstanding Public Shares, to vote in favor of the Director Proposal to approve such proposal. To approve the Auditor Proposal, assuming all outstanding Ordinary Shares are present at the Annual Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 0 Public Shares, or 0.0% of the outstanding Public Shares to vote in favor of the Auditor Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present at the Annual Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 0 Public Shares, or 0.00% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Director Proposal and the Auditor Proposal at the Annual Meeting.

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Q.	What if I do not want to vote “FOR” the Director Proposal, the Auditor Proposal or the Adjournment Proposal?

A.	If you do not want the Director Proposal, the Auditor Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Annual Meeting in person or by proxy, you may vote “AGAINST” the Director Proposal, the Auditor Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Director Proposal, the Auditor Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Annual Meeting in person or by proxy, or if you do attend the Annual Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Annual Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Director Proposal, the Auditor Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Annual Meeting will have no effect on the outcome of such votes.

If the Director Proposal and the Auditor Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Director Proposal and the Auditor Proposal are not approved?

A.	If there are insufficient votes to approve the Director Proposal and the Auditor Proposal, Bayview may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Director Proposal and the Auditor Proposal.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

●	Sending a later-dated, signed proxy card addressed to Bayview’s Chief Executive Officer located at Bayview Acquisition Corp, 420 Lexington Ave, Suite 2446, New York, NY 10170 Attn: Xin Wang, so that it is received by Bayview’s Secretary or Chief Executive Officer on or before the Annual Meeting; or

●	attending and voting, in person or virtually via the internet, during the Annual Meeting.

You also may revoke your proxy by sending a notice of revocation to Bayview’s Chief Executive Officer, which must be received by Bayview’s Chief Executive Officer on or before the Annual Meeting. Attending the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.	Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Director Proposal, the Auditor Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter. With respect to the Director Proposal, the Auditor Proposal and the Adjournment Proposal, abstentions and broker non-votes will have no effect on outcome of any proposal brought before the Annual Meeting.

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Q.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A.	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Bayview believes that all of the proposals presented to the shareholders at this Annual Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Annual Meeting. If you do not provide voting instructions to your broker, bank, or other nominee, they may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of the vote on the Director Proposal, the Auditor Proposal or the Adjournment Proposal. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q.	What constitutes a quorum at the Annual Meeting?

A.	A quorum is the minimum number of Bayview shareholders necessary to hold a valid meeting. Bayview’s Second Amended and Restated Memorandum and Articles of Association adopted by special resolution passed on September 16, 2024 and further amended by special resolutions passed on June 17, 2025 and December 12, 2025, respectively (the “Existing Charter”), defines a quorum as one or more Members (as defined in the Existing Charter) who together hold not less than one-third of the Shares (as defined in the Existing Charter) entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative.

Accordingly, a Bayview shareholder’s failure to vote in person (including virtually) or by proxy at the Annual Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum.

Q.	How many votes do I have?

A.	Each Ordinary Share is entitled to one vote on each proposal being submitted to our shareholders at the Annual Meeting.

5

Q.	How do I vote?

A.	If you were a holder of record of Ordinary Shares on March 2, 2026, the Record Date for the Annual Meeting, you may vote with respect to the proposals yourself at the Annual Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Annual Meeting held at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, United States.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to virtually attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on April 9, 2026.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting www.voteproxy.com and following the on-screen instructions.

Q.	Does the Board recommend voting “FOR” the approval of the Director Proposal, the Auditor Proposal and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of each of the Director Proposal, the Auditor Proposal and Adjournment Proposal, the Board has determined that each proposal is in the best interests of Bayview and its shareholders. The Board recommends that Bayview shareholders vote “FOR” each of the Director Proposal, the Auditor Proposal and Adjournment Proposal, if presented.

Q.	What should I do if I receive more than one (1) set of voting materials for the Annual Meeting?

A.	You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

A.	Bayview will pay the cost of soliciting proxies for the Annual Meeting. Bayview has engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for the Annual Meeting. Bayview will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Bayview may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact:

Bayview Acquisition Corp

420 Lexington Ave, Suite 2446

New York, NY 10170

Tel: (347) 627-0058

You may also contact the proxy solicitor for Bayview at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Call Toll Free: (800) 848-3051

Banks and Brokers Call Collect: (212) 231-0055

Email: BAYA@dfking.com

To obtain timely delivery, Bayview shareholders must request the materials no later than April 3, 2026, or five (5) business days prior to the date of the Annual Meeting. You may also obtain additional information about Bayview from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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ANNUAL GENERAL MEETING OF BAYVIEW

This Proxy Statement is being provided to Bayview shareholders as part of a solicitation of proxies by the Board for use at the Annual Meeting of Bayview shareholders to be held on April 10, 2026, and at any adjournment thereof. This Proxy Statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about [ ], 2026 to all shareholders of record of Bayview as of March 2, 2026, the Record Date for the Annual Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Annual Meeting.

Date, Time and Place of Annual Meeting

The Annual Meeting will be held on April 10, 2026, at 9:30 a.m. Eastern Standard Time, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, TX 77002 and virtually via live webcast by visiting https://edge.media-server.com/mmc/p/w749di6b, password: bayview2026 and entering the voter control number included on your proxy card. The Annual Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Annual Meeting

At the Annual Meeting, Bayview shareholders will consider and vote on the following proposals:

●	Proposal No. 1—Director Proposal—A proposal, by ordinary resolution, to re-elect John Joseph DeVito, as a Class I (as defined in the memorandum and articles of association of the Company) director of the Company (the “Class I Director”), for a three-year term expiring at our 2029 Annual Meeting or until such director’s earlier death, resignation, disqualification or removal;
●	Proposal No. 2—Auditor Proposal—A proposal, by ordinary resolution, to ratify the appointment of UHY as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
●	Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Proposal and the Auditor Proposal.

Voting Power; Record Date

As a shareholder of Bayview, you have a right to vote on certain matters affecting Bayview. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are summarized above and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Annual Meeting if you own Ordinary Shares at the close of business on March 2, 2026, which is the Record Date for the Annual Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 2,738,292 issued and outstanding shares, of which 1,005,792 shares were held by holders of Public Shares and 1,732,500 shares were held by the initial shareholders.

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Recommendation of the Board

THE BOARD RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Annual Meeting

One or more shareholders who together hold not less than one-third of the shares entitled to vote at such meeting being individuals present in person (including virtually) or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall constitute a quorum for the conduct of business at the Annual Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Annual Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

The approval of the Director Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter. The approval of the Auditor Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter.

On the Record Date, the Sponsors, Bayview’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,500,000 Founder Shares and 232,500 shares underlying the Private Placement Units held by the Sponsors and the officers and directors of Bayview, representing approximately 50.0% of Bayview’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Annual Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 0 Public Shares or 0.0% of the outstanding Public Shares, to vote in favor of the Director Proposal to approve such proposal. To approve the Auditor Proposal, assuming all outstanding Ordinary Shares are present at the Annual Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 0 Public Shares, or 0.0% of the outstanding Public Shares to vote in favor of the Auditor Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present at the Annual Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 0 Public Shares, or 0.0% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Director Proposal and the Auditor Proposal at the Annual Meeting.

Voting Your Shares—Shareholders of Record

If you are a Bayview shareholder of record, you may vote in person, by mail, internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Annual Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Annual Meeting held at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to virtually attend the Annual Meeting so that your shares will be voted if you are unable to virtually attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Director Proposal, “FOR” the Auditor Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m., New York Time, on April 9, 2026.

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Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting www.voteproxy.com and following the on-screen instructions.

Voting Your Shares—Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Bayview. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to virtually attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to virtually attend the Annual Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Written requests can be mailed to:

EQ Shareowner Services

1110 Centre Pointe Curve Suite 101

Mendota Heights MN 55120

Attn: SPAC SUPPORT

Email: spacsupport@equiniti.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., New York Time, on April 2, 2026.

You will receive a confirmation of your registration by email after Bayview receives your registration materials. You may virtually attend the Annual Meeting by visiting https://edge.media-server.com/mmc/p/w749di6b, password: bayview2026 and entering the voter control number included on your proxy card. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Annual Meeting. Follow the instructions provided to vote. Bayview encourages you to access the Annual Meeting prior to the start time leaving ample time for the check in.

Attending the Annual Meeting

The Annual Meeting will be held at 9:30 a.m. Eastern Standard Time, on April 10, 2026, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, TX 77002 and virtually via live webcast at https://edge.media-server.com/mmc/p/w749di6b, password: bayview2026. You will be able to attend the Annual Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Annual Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Annual Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Annual Meeting.

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Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Annual Meeting or at the Annual Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify Bayview’s Chief Executive Officer in writing to Bayview Acquisition Corp, 420 Lexington Ave, Suite 2446, New York, NY 10170, Attention: Xin Wang before the Annual Meeting that you have revoked your proxy; or

●	you may attend the Annual Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

No Additional Matters

The Annual Meeting has been called only to consider and vote on the approval of the Director Proposal, the Auditor Proposal and the Adjournment Proposal. Under the Existing Charter, other than procedural matters incident to the conduct of the Annual Meeting, no other matters may be considered at the Annual Meeting if they are not included in this Proxy Statement, which serves as the notice of the Annual Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call D.F. King, Bayview’s proxy solicitor by calling toll-free (within the U.S. or Canada): (800) 848-3051 or banks and brokers can call collect at: (212) 231-0055 or by emailing BAYA@dfking.com.

Appraisal Rights

There are no appraisal rights available to Bayview shareholders in connection with the Director Proposal and the Auditor Proposal.

Proxy Solicitation Costs

Bayview is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail but also may be made by telephone or on the internet. Bayview has engaged D.F. King to assist in the solicitation of proxies for the Annual Meeting. Bayview and its directors, officers and employees may also solicit proxies on the internet. Bayview will ask banks, brokers and other institutions, nominees and fiduciaries to forward this Proxy Statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Bayview will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials. Bayview will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this Proxy Statement and the related proxy materials to Bayview shareholders. Directors, officers and employees of Bayview who solicit proxies will not be paid any additional compensation for soliciting.

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BACKGROUND

Bayview Acquisition Corp is a blank check company incorporated on February 16, 2023, as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). We may pursue an acquisition or a business combination with a target in any business or industry that can benefit from the expertise and capabilities of our management team. Our efforts in identifying prospective target businesses will not be limited to a particular geographic region, although we intend to primarily focus on businesses in Asia. We have generated no revenues to date and we do not expect that we will generate operating revenues at the earliest until we consummate our Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

On February 23, 2023, Bayview Holding LP and Peace Investment Holdings Limited, our Sponsors, acquired an aggregate of 1,437,500 ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) (up to 187,500 shares of which were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised), of which Bayview Holding LP owns 474,375 Ordinary Shares and Peace Investment Holdings Limited owns 963,125 Ordinary Shares. On December 14, 2023, the Company issued an additional 287,500 ordinary shares (the “Founder Shares”) for consideration of $100, resulting in Bayview Holding LP holding a total of 569,250 Founder Shares and Peace Investment Holdings Limited holding a total of 1,155,750 Founder Shares as of the date of the Registration Statement.

As of this date of this Proxy Statement, and for the period from February 16, 2023 (inception) through the date of this Proxy Statement, the Company has not yet commenced any operations. All activity for the period from February 16, 2023 (inception) through the date of this Proxy Statement relates to the Company’s formation and the initial public offering (the “Initial Public Offering” or “IPO”) and identifying a target for a Business Combination. The Company will not generate any operating revenues until after the completion of its Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering was declared effective on December 14, 2023 (the “Registration Statement”). Additionally, on December 14, 2023, the Company filed a registration statement on Form S-1MEF adding securities to the Registration Statement. On December 19, 2023, the Company consummated the Initial Public Offering of 6,000,000 units (the “Units” and, with respect to the shares of Ordinary Shares included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $60,000,000. Unit consists of one Ordinary Share and one right (the “Rights”), with each Right entitling the holder thereof to receive one-tenth of one Ordinary Share. Additionally, on January 28, 2024, the underwriters’ over-allotment option expired and the Sponsors forfeited an aggregate of 225,000 Founder Shares.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the private sale of 232,500 Units (the “Private Placement Units”) to Bayview Holding LP and Peace Investment Holdings Limited (the “Sponsors”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,325,000.

In addition, concurrent with the closing of the Initial Public Offering, the Company sold to Chardan Capital Markets, LLC (“Chardan”), for $100, an option to purchase a number of Units equal to up to 9% of the public Units sold in the Initial Public Offering (an aggregate of up to 540,000 Units) (the “UPO”). The UPO is exercisable at any time, in whole or in part, between the close of a Business Combination and the fifth anniversary of the date of closing the Initial Public Offering at a price per unit equal to $11.50 (or 115% of the volume weighted average price of the Ordinary Shares during the 20 trading day period starting on the trading day immediately prior to consummation of an initial Business Combination).

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PROPOSAL NO. 1—THE DIRECTOR PROPOSAL

Overview

Our Board currently consists of six directors and is divided into three classes, with staggered three-year terms, pursuant to our Existing Charter and the written resolution of directors dated March 12, 2026. The terms of office of directors in class II (“Class II”) and class III (“Class III”) expire at our second and third annual general meetings, respectively. Our Board proposes that the Class I Director named below be elected as a Class I Director for a three-year term expiring at our 2029 annual general meeting or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Shares represented by proxies will be voted “FOR” the election of the Class I Director named below, unless the proxy is marked to withhold authority to so vote. If the nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominee has consented to being named in this Proxy Statement and to serve if elected. Shareholders may not cumulate votes for the election of directors.

Nominee to Our Board

The nominee and his age and occupation as of the date of this Proxy Statement are provided in the table below and in the additional biographical description set forth in the text below the table.

Name	Age	Position
John Joseph DeVito (1) (2)	57	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee

John DeVito, our director, has served as Proprietary Trader at T3 Trading Group since 2018 where he manages all aspects of multi-strategy long-short, option portfolio using in depth research. Prior to joining T3 Trading Group, Mr. DeVito served as a financial adviser at Merrill Lynch Wealth Management from 2015 to November 2017. Mr. DeVito received his Bachelor’s degree from Saint John’s University. Mr. DeVito was selected to serve as a director due to his experience in the financial services industry.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages and occupations as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Class II Directors:
Xin Wang	47	Chief Executive Officer and Director
David Bamper	56	Chief Financial Officer and Director
Wei Lu (1) (2)**	63	Director

Class III Directors:
Yuk Man Lau	71	Chairperson
Guohan Li (1)** (2)	44	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee

** Chairman of the Committee

Xin Wang, our Chief Executive Officer and director, has served as Venture Partner of Bohai Harvest RST (Shanghai) Equity Investment Management Co., Ltd., since January 2015. Previously, Ms. Wang was an associate at two international law firms. Ms. Wang has also served as a director of Atomic47 since April 2019. Ms. Wang received her Bachelor’s degree in Commerce from McGill University and a Juris Doctor from Boston University School of Law. Ms. Wang was selected to serve as a director due to her experience in the private equity space and in law.

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David Bamper, our Chief Financial Officer, has overseen the accounting operations, financial planning and analysis and tax functions at Heya Wellness since January 2024. From January 2016 to December 2023, Mr. Bamper served as the Chief Financial Officer at Lineup Media Group and Atomic 47. Atomic 47 owns and operated ePlata USA, a digital wallet and online payment platform. Lineup Media Group owns Ultimate Gaming Championship, which operates an online platform for eSports. Prior to joining Lineup Media Group, from April 2003 to August 2015, David served as chief financial officer at Simmons Hanly Conroy, one of the nation’s leading plaintiffs law firms. David earned his Bachelor of Arts in Accountancy from Southern Illinois University, Edwardsville and is a certified public accountant. Mr. Bamper was selected to serve as a director due to his experience in the financial services industry.

Wei Lu, our director, is an established expert in computer systems engineering and development for more than 30 years. He has been the founder and CEO of A&E Systems Consulting since 1999, which develops in-house Relational Database Management System applications for various organizations to manage their daily operations, as well as provides information technology services to many companies supporting their business functions involving internet/intranet, hardware, software, network security, and training. Mr. Lu also served as a partner and managing director of technology from 2005 to 2023 for WiFiche Ltd., which delivers digitized microfiche contents (EPC, electronic part catalog) to independent powersport dealerships/repair shops. He was a vice president of operations for Goldline Software from 1995 to 1999, leading the development of Service Manager, a Windows 32bit business solution for Lawn Care and Pest Controls industry, to manage services, contracts, invoices, routes and schedules using Visual Basic, Microsoft Access, Crystal Reports, Visio, etc. Mr. Lu holds certificates of Microsoft Certified Database Administrator and Microsoft Certified Solution Developer. Mr. Lu was selected to serve as a director due to his experience in the computer science and information technology industry.

Yuk Man Lau, our chairperson, has served as Partner at Guoxing Capital Co., Ltd since 2016 and as General Manager of Oriental Infinite Culture Communication Co., Ltd since 2006 to 2016. Ms. Lau previously served as a director of Longevity Acquisition Corp from January 2020 to October 2020. Ms. Lau received her Bachelor’s degree in Japanese from Dalian University. Ms. Lau was selected to serve as a director due to her experience in the private equity industry.

Guohan Li, our director, is an experienced professional with over ten years of experience in accounting and auditing. Mr. Li has served as Partner of Shenzhen Yida Certified Public Accountants Co., Ltd. And Shenzhen Yida Shanhe Certified Public Tax Agent Co. Ltd. Since 2011. From 2004 to 2011, Mr. Li served as a Senior Manager of Shenzhen Zhengda Huaming Accounting Firm. Mr. Li received his Bachelor’s degree in Accounting from Shenzhen University. Mr. Li is a CICPA charter holder. Mr. Li was selected to serve as a director due to his experience in the public accounting industry.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of NASDAQ and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of NASDAQ require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We established an audit committee of the Board. Wei Lu, John DeVito and Guohan Li serve as members of our audit committee, with Guohan Li serving as the Chairman of the audit committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under NASDAQ listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our board of directors has determined that Guohan Li qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

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●	pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We established a compensation committee of the Board. Wei Lu, John DeVito and Guohan Li serve as members of our compensation committee, with Wei Lu serving as the chairman of the compensation committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under NASDAQ listing standards applicable to members of the compensation committee.

We adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

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Notwithstanding the foregoing, as indicated above, other than reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to complete the consummation of a business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to our initial public offering (the “IPO”) to be paid either prior to or in connection with our initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Code of Ethics

We adopted a Code of Ethics applicable to our directors, officers and employees. In addition, we have filed a copy of our Code of Ethics and our audit and compensation committee charters with the SEC. You are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

Except as disclosed herein, we do not believe any conflict currently exists between us and our founders, and affiliates of our founders may compete with us for acquisition opportunities. If such entities decide to pursue an opportunity, we may be precluded from procuring such opportunity. In addition, investment ideas generated within our founders may be suitable for both us and for an affiliate of founders and may be directed to such entity rather than to us. Neither our founders nor members of our management team who are also employed by or affiliated with our founders will have any obligation to present us with any opportunity for a potential business combination of which they become aware, unless presented to such member specifically in his or her capacity as an officer or director of the company. Our founders and/or our management team, in their capacities as employees or affiliates of our founders or in their other endeavors, may be required to present potential business combinations to future founders’ affiliates or third parties, before they present such opportunities to us.

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present business combination opportunities to such entity. Accordingly, in the future, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. We do not believe, however, that any fiduciary duties or contractual obligations of our officers arising in the future would materially undermine our ability to complete our business combination. Our Existing Charter provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

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Our founders, including Yuk Man Lau, Xin Wang and David Bamper may not become an officer or director of any other special purpose acquisition company with a class of securities registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act before we enter into a binding agreement regarding our initial business combination or we have failed to complete our initial business combination by June 19, 2026.

Our founders and management may also purchase public units or shares during the IPO, including in the open market or through privately negotiated transactions. During the offering, if any founders participates in the offering as an anchor investor, they may receive incentives which offer greater economic benefits than those available to public investors in the offering. In addition, in order to incentivize the participation of certain potential anchor investors, our Sponsors may offer or share its economics in certain of our securities with such potential anchor investors, the net effect of which could be to provide greater economic benefit to such potential anchor investors than that provided to other investors in the offering.

Executive Compensation

None of our officers or directors has received any cash compensation for services rendered to us. Other than as described above and elsewhere in this Proxy Statement, no compensation of any kind, including finder’s and consulting fees, will be paid to our founders or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to the IPO to be paid either prior to or in connection with our initial business combination. In addition, our officers, directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our founders or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

Following a business combination, to the extent we deem it necessary, we may seek to recruit additional managers to supplement the incumbent management team of the target business. We cannot assure you that we will have the ability to recruit additional managers, or that additional managers will have the requisite skills, knowledge or experience necessary to enhance the incumbent management.

Vote Required for Approval

Approval of the Director Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Annual Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Director Proposal.

On the Record Date, the Sponsors, Bayview’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,732,500 shares (composed of 1,500,000 Founder Shares and 232,500 shares underlying the Private Placement Units) held by the Sponsors and the officers and directors of Bayview, representing approximately 50.0% of Bayview’s issued and outstanding Ordinary Shares. Accordingly, assuming all outstanding Ordinary Shares are present at the Annual Meeting, then in addition to the Founder Shares and share underlying the Private Placement Units, the Company will need 0 Public Shares or 0.0% of the Public Shares to vote in favor of the Director Proposal to approve such proposal.

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Full Text of Resolution

“It is resolved as an ordinary resolution to re-elect John Joseph DeVito, as a Class I (as defined in the memorandum and articles of association of the Company) director of the Company, for a term to expire at the 2029 annual general meeting or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT BAYVIEW SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE DIRECTOR PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals.

PROPOSAL NO. 2—THE AUDITOR PROPOSAL

Overview

Our audit committee has selected UHY as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2026 and recommends that our shareholders vote for the ratification of such selection. Although the ratification of the selection of UHY as our independent registered public accounting firm for the fiscal year ending December 31, 2026 is not required by law or our governing documents, the audit committee believes that it is a matter of good corporate governance to seek shareholder ratification of the appointment of UHY.

Consequences if the Auditor Proposal is Not Approved

In the event that our shareholders do not ratify the appointment of UHY as our independent registered public accounting firm, the appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in our and our shareholders’ best interests.

Vote Required for Approval

Approval of the Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Annual Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Auditor Proposal.

On the Record Date, the Sponsors, Bayview’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,732,500 shares (composed of 1,500,000 Founder Shares and 232,500 shares underlying the Private Placement Units) held by the Sponsors and the officers and directors of Bayview, representing approximately 50.0% of Bayview’s issued and outstanding Ordinary Shares. Accordingly, assuming all outstanding Ordinary Shares are present at the Annual Meeting, then in addition to the Founder Shares and share underlying the Private Placement Units, the Company will need 0 Public Shares or 0.0% of the Public Shares to vote in favor of the Auditor Proposal to approve such proposal.

Full Text of Resolution

“It is resolved as an ordinary resolution that the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified, confirmed and adopted in all respects.”

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Recommendation of the Board

THE BOARD RECOMMENDS THAT BAYVIEW SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE AUDITOR PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals.

PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if approved, will allow the chairperson of the Annual Meeting to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Bayview shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the Director Proposal and the Auditor Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Bayview shareholders, the Board may not be able to adjourn the Annual Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the Director Proposal and the Auditor Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Annual Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Annual Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

On the Record Date, the Sponsors, Bayview’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,732,500 shares (composed of 1,500,000 Founder Shares and 232,500 shares underlying the Private Placement Units) held by the Sponsors and the officers and directors of Bayview, representing approximately 50.0% of Bayview’s issued and outstanding Ordinary Shares. Accordingly, assuming all outstanding Ordinary Shares are present at the Annual Meeting, then in addition to the Founder Shares and share underlying the Private Placement Units, the Company will need 0 Public Shares or 0.0% of the Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Director Proposal and the Auditor Proposal at the Annual Meeting.

Full Text of Resolution

“It is resolved as an ordinary resolution that the Annual Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Proposal and the Auditor Proposal.”

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Recommendation of the Board

THE BOARD RECOMMENDS THAT BAYVIEW SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 13, 2026, our Quarterly Reports on Form 10-Q for the quarter ended June 30, 2025, as filed with the SEC on August 14, 2025, for the quarter ended September 30, 2025, as filed with the SEC on November 14, 2025, and in other reports we file with the SEC before making a decision to vote on the proposals described in this Proxy Statement or to redeem or continue to hold your Public Shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

The SEC has recently adopted rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such rules may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete a business combination.

On January 24, 2024, the SEC adopted rules (the “SPAC Rules”), requiring, among other items, (i) additional disclosures relating to SPAC business combination transactions, (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and de-SPAC transactions; (iii) the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; and (iv) both the SPAC and the target company’s status as co-registrants on de-SPAC registration statements. The majority of these SPAC Rules became effective on July 1, 2024.

Compliance with the SPAC Rules and related guidance may increase the costs of and the time needed to negotiate and complete an initial business combination and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act of 1940 (the “Investment Company Act”), we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

On January 24, 2024, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

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In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. The trust account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of a Business Combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our second amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide holders of our Ordinary Shares the right to have their shares redeemed in connection with a Business Combination or to redeem 100% of our public shares if we do not complete a Business Combination within the deadline prescribed in our amended and restated memorandum and articles of association, or (B) with respect to any other provision relating to the rights of holders of our Ordinary Shares; or (iii) absent our completing a Business Combination within the deadline prescribed in our second amended and restated memorandum and articles of association, our return of the funds held in the trust account to our public shareholders as part of our redemption of the public shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.

If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a Business Combination. If we have not consummated our Business Combination within the required time period, our public shareholders may receive only approximately $10.00 per public share, or less in certain circumstances, on the liquidation of our trust account and our rights will expire worthless.

We may not be able to complete our initial Business Combination with a foreign target if it becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated by us with any foreign target, we may not be able to consummate an initial Business Combination with such target.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States. CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination. Transactions with potential target companies incorporated or having business operations in a jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

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U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination.

As a result of these various restrictions, even though a Business Combination may be approved by the board of directors, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.00 per share, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Our ability to complete a Business Combination may be impacted by the fact that some of our officers and directors are located in or have significant ties to the People’s Republic of China (the “PRC”), including, Hong Kong, Taiwan and Macau. This may make us a less attractive partner to potential target companies outside the PRC, thereby limiting our pool of acquisition candidates and making it harder for us to complete an initial Business Combination with a non-China-based target company. For example, we may not be able to complete an initial Business Combination with a U.S. target company since such initial Business Combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Some of our directors and officers are located in, or have significant ties to, China, including Hong Kong, Taiwan and Macau. As a result, we may be a less attractive partner to potential target companies outside the People’s Republic of China (the “PRC”), thereby limiting our pool of acquisition candidates. This would impact our search for a target company and make it harder for us to complete an initial Business Combination with a non-China-based target company. For example, we may not be able to complete an initial Business Combination with a U.S. target company since such initial Business Combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. We may be considered a “foreign person” under such rules and regulations and any proposed Business Combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review.

The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA and subsequent implementing regulations that are now in force also subject certain categories of investments to mandatory filings. If our potential initial Business Combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a Business Combination with such business.

In addition, if our potential Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing, determine to submit a voluntary notice to CFIUS, or proceed with the initial Business Combination without notifying CFIUS and then bear the risk of CFIUS intervention, before or after closing the initial Business Combination. CFIUS may decide to block or delay our initial Business Combination, impose conditions to mitigate national security concerns with respect to such initial Business Combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

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Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we only have until June 19, 2026 to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may prevent us from completing the transaction and require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share initially, and our rights will expire worthless. Our public shareholders may also lose the potential investment opportunity in a target company and the opportunity of realizing future gains on such investments through any price appreciation in the combined company.

We have received several notices from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we were not in compliance with four Nasdaq Listing Rules. If we cannot regain compliance, our securities will be subject to delisting, and the liquidity and the trading price of our securities could be adversely affected.

On August 22, 2025, we received a deficiency notice from the Staff notifying us that we are not in compliance with Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Rule”), which requires us to maintain a minimum Market Value of Listed Securities (“MVLS”) of $50.0 million for continued listing on The Nasdaq Global Market. The notification received had no immediate effect on our Nasdaq listing. The notice stated that we had 180 calendar days, or until February 18, 2026, to regain compliance with the MVLS Rule. To regain compliance, our MVLS must meet or exceed $50.0 million for a minimum of ten consecutive business days during the 180-day compliance period.

On January 16, 2026, we received a deficiency notice from the Staff notifying us that we are not in compliance with Nasdaq Listing Rules 5450(b)(2)(C), 5810(c)(3)(D), 5810(b), and 5505 (collectively, the “MVPHS Rules”), which require us to maintain a minimum Market Value of Publicly Held Shares (“MVPHS”) of $15.0 million for continued listing. The notification received had no immediate effect on our Nasdaq listing. The notice stated that we had 180 calendar days, or until July 15, 2026, to regain compliance with the MVPHS Rules. To regain compliance, our MVPHS must close at $15.0 million or more for a minimum of ten consecutive business days during the 180-day compliance period.

On February 12, 2026, we received a deficiency notice from the Staff notifying us that we are not in compliance with Nasdaq Listing Rule 5620(a) (the “Annual Meeting Rule”), which requires us to hold an annual meeting of shareholders within twelve months of the end of our fiscal year. The notification received had no immediate effect on our Nasdaq listing. The notice stated that we had 45 calendar days, or until March 30, 2026, to submit a plan to regain compliance with the Annual Meeting Rule.

On February 19, 2026, we received a written notice from the Staff notifying us that we had not regained compliance with the MVLS Rule, and also that we are not in compliance with Nasdaq Listing Rule 5450(a)(2) (the “Minimum Public Holders Rule”), which requires us to maintain a minimum of 400 total shareholders for continued listing, and the Annual Meeting Rule. Accordingly, the Staff determined that our securities will be delisted from The Nasdaq Global Market unless we requested an appeal of this determination by February 26, 2026. We appealed the Staff’s delisting determination to a Nasdaq Hearings Panel prior to February 26, 2026, and we will have a hearing on March 31, 2026 to address each deficiency discussed above. The hearing request stayed the suspension of our securities and the filing of the Form 25-NSE pending the Panel’s decision. However, there can be no assurance that such appeal will be successful.

If we fail to comply with applicable Nasdaq listing requirements, including but not limited to those requirements discussed above, Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	appearing to be less attractive to potential target companies than an exchange listed SPAC;
●	a limited availability of market quotations for our securities;
●	reduced liquidity for our securities;
●	a determination that our Ordinary Shares are a “penny stock” which will require brokers trading in our Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
●	a limited amount of news and analyst coverage;
●	a decreased ability to issue additional securities or obtain additional financing in the future; and
●	being subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Bayview’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Bayview’s Ordinary Shares, by:

●	each person known by Bayview to be the beneficial owner of more than 5% of Bayview’s outstanding Ordinary Shares;

●	each of Bayview’s executive officers and directors that beneficially owns Ordinary Shares; and

●	all Bayview’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, rights, and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 2,738,292 outstanding shares (including 1,005,792 Public Shares, 1,500,000 Founder Shares, and 232,500 shares underlying the Private Placement Units held by the Sponsors) issued and outstanding as of the Record Date.

Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include the Ordinary Shares underlying the Private Placement Units held or to be held by the Sponsors because these securities are not exercisable within 60 days of this Proxy Statement.

Unless otherwise indicated, Bayview believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

		Percentage of
	Number of Shares	Outstanding
	Beneficially	Ordinary
Name and Address of Beneficial Owner (1)	Owned	Shares
Peace Investment Holdings Limited (2)	1,160,775	21.3%
Bayview Holding LP (3)	571,725	10.5%
Xin Wang	—	—
David Bamper	—	—
Wei Lu	—	—
John DeVito	—	—
Guohan Li	—	—
Yuk Man Lau	—	—
All executive officers and directors as a group (8 individuals)	1,732,500	31.8%
Mizuho Financial Group, Inc. (4)	526,000	6.8%
W.R. Berkley Corporation (5)	149,185	5.4%

(1) Unless otherwise noted, the business address of each of the following entities or individuals is c/o Bayview Acquisition Corp, 420 Lexington Ave, Suite 2446 New York NY 10170.

(2) Peace Investment Holdings Limited, one of our two co-Sponsors, is the record holder of the founder shares reported herein. Peace Investment Holdings Limited is wholly owned by Pengfei Zheng, who is, accordingly, deemed to be the beneficial owner of such shares.

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(3) Bayview Holding LP, one of our two co-Sponsors, is the record holder of the founder shares reported herein. Bayview Holding LP’s dispositive and voting power is held by Bayview Holding Management, LLC, which is in turn wholly owned by Taylor Zhang, who is, accordingly, deemed to be the beneficial owners of such shares.

(4) According to a Schedule 13G/A filed with the SEC on May 13, 2025, by Mizuho Financial Group Inc. (“Mizuho”), as of March 31, 2025, Mizuho owned 513,500 shares of the outstanding Ordinary Shares of the Issuer. Mizuho’s principal business address is 1-5-5, Otemachi, Chiyoda-Ku, Tokyo, 100-8176, Japan.

(5) According to a Schedule 13G/A filed with the SEC on February 10, 2026, by W.R. Berkley Corporation and Berkley Insurance Company, as of December 31, 2025, the reporting persons had shared voting and dispositive power of 283,483 Ordinary Shares of the Issuer. The principal address of the reporting persons is 475 Steamboat Road, Greenwich, CT 06830.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Founder Shares

On February 23, 2023, our Sponsors acquired an aggregate of 1,437,500 Ordinary Shares (up to 187,500 shares of which were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was not exercised), of which Bayview Holding LP owns 474,375 Ordinary Shares and Peace Investment Holdings Limited owns 963,125 Ordinary Shares. On December 14, 2023, the Company issued an additional 287,500 Founder Shares for consideration of $100, resulting in Bayview Holding LP holding a total of 569,250 Founder Shares and Peace Investment Holdings Limited holding a total of 1,155,750 Founder Shares as of the date of the Registration Statement. On January 28, 2024, 225,000 Founder Shares held by the Sponsors were forfeited because the underwriters did not exercise their over-allotment. Prior to the initial investment in the company of $25,100 by our Sponsors, the Company had no assets, tangible or intangible. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent approximately 25% of the outstanding shares upon completion of our Initial Public Offering (excluding the private shares and shares underlying the UPO).

Private Placement

Simultaneously with the closing of the IPO, our Sponsors purchased an aggregate of 232,500 Private Placement Units for a purchase price of $10.00 per Unit in a private placement. Each Private Placement Unit consists of one ordinary share and one right entitling the holder thereof to receive one-tenth of one ordinary share upon the completion of an initial business combination. If the Company does not complete a Business Combination within the expected timeframe, the proceeds from the sale of the Private Placement Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Units will expire worthless.

Service Arrangements

On December 14, 2023, we entered into an administrative services agreement with TenX Global Capital LP, pursuant to which TenX Global Capital LP agreed to make available to the Company certain general and administrative services, including office space, utilities and administrative services, as the Company may require from time to time. The Company has agreed to pay TenX Global Capital LP $10,000 per month for such administrative services.

Conflicts of Interest

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to other entities including other special purpose acquisition companies, or SPACs pursuant to which such officer or director is or will be required to present a business combination opportunity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. Our management team is continuously made aware of potential investment opportunities, one or more of which we may desire to pursue for a business combination.

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Promissory Note - Related Party

On February 23, 2023, the Company issued an unsecured promissory note to the Sponsors (the “Promissory Note”), pursuant to which the Company could borrow up to an aggregate of $300,000 to cover expenses related to the Initial Public Offering. The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2023, or (ii) the consummation of the IPO. On the date of closing of the IPO, no amounts were outstanding under the Promissory Note and the Promissory Note then expired.

Registration Rights

The holders of the Founder Shares, Private Placement Units, securities underlying the UPO, Units issuable upon the conversion of certain working capital loans and any underlying securities will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the IPO requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Policy

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions.

We adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company.

In addition, our audit committee, pursuant to a written charter that we adopted prior to the consummation of the IPO, will be responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our founders unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made to our founders, existing officers, directors or advisors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to the IPO to be paid either prior to or in connection with our initial business combination. In addition, the following payments will be made to our founders or their affiliates, none of which will be made from the proceeds of the IPO held in the trust account prior to the completion of our initial business combination:

●	Repayment to an aggregate of up to $300,000 in loans made to us by our sponsor;

●	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

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●	Repayment of loans which may be made by our founders or an affiliate of our founders to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $300,000 of such loans may be convertible into working capital units, at a price of $10.00 per unit at the option of the lender. Such working capital units are identical to the Private Placement Units sold in the private placement.

Our audit committee will review on a quarterly basis all payments that were made to our founders or their affiliates.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of John DeVito, Wei Lu, Yuk Man Lau and Guohan Li are “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Our audit committee is composed of independent directors meeting NASDAQ’s additional requirements applicable to members of the audit committee. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

Our audit committee has reviewed and discussed with our management and UHY, our audited consolidated financial statements for the fiscal year ended December 31, 2025. Our audit committee has also discussed with UHY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from UHY required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with UHY its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

HOUSEHOLDING INFORMATION

Unless Bayview has received contrary instructions, Bayview may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if Bayview believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Bayview’s expenses. However, if shareholders prefer to receive multiple sets of Bayview’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Bayview’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact Bayview at the following address:

Bayview Acquisition Corp

420 Lexington Ave, Suite 2446

New York, NY 10170

(347) 627-0058

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●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

FUTURE SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the next annual general meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office no later than 120 days before the date on which the Company first mails its proxy materials for the next annual general meeting. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next annual general meeting, other than one that will be included in our proxy materials, must notify us no earlier than the close of business on the 120th day and no later than the close of business on the 90th day prior to the scheduled date of the annual general meeting, in accordance with our amended and restated memorandum and articles of association. If a shareholder who wishes to present a proposal fails to provide timely notice, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

WHERE YOU CAN FIND MORE INFORMATION

Bayview files annual, quarterly and current reports, Proxy Statements and other information with the SEC as required by the Exchange Act. Bayview’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Bayview’s filings with the SEC (excluding exhibits) at no cost by contacting Bayview at the address and/or telephone number below.

If you would like additional copies of this Proxy Statement or Bayview’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Annual Meeting, you should contact Bayview at the following address:

Bayview Acquisition Corp

420 Lexington Ave, Suite 2446

New York, NY 10170

(347) 627-0058

You may also obtain additional copies of this Proxy Statement by requesting them in writing or by telephone from Bayview’s proxy solicitation agent at the following address, telephone number and e-mail address:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Call Toll Free: (800) 848-3051

Banks and Brokers Call Collect: (212) 231-0055

Email: BAYA@dfking.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a Bayview shareholder and would like to request documents, please do so by April 3, 2026, five (5) business days prior to the Annual Meeting, in order to receive them before the Annual Meeting. If you request any documents from Bayview, such documents will be mailed to you by first class mail or another equally prompt means.

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PRELIMINARY PROXY CARD

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

BAYVIEW ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Xin Wang, the Company’s Chief Executive Officer, (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the annual general meeting of shareholders of Bayview Acquisition Corp to be held on April 10, 2026, at 9:30 a.m. Eastern Standard Time (the “Annual Meeting”) at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, United States, and virtually via live webcast at https://edge.media-server.com/mmc/p/w749di6b, password: bayview2026 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

BAYVIEW ACQUISITION CORP – THE BOARD OF DIRECTORS

RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

	FOR	AGAINST	ABSTAIN

(1) The Director Proposal - It is resolved as an ordinary resolution to re-elect John Joseph DeVito, as a Class I (as defined in the memorandum and articles of association of the Company) director of the Company, for a term to expire at the 2029 annual general meeting or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.	☐	☐	☐

	FOR	AGAINST	ABSTAIN

(2) The Auditor Proposal - It is resolved as an ordinary resolution that the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified, confirmed and adopted in all respects.	☐	☐	☐

	FOR	AGAINST	ABSTAIN

(3) The Adjournment Proposal - It is resolved as an ordinary resolution that the Annual Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Proposal and the Auditor Proposal.	☐	☐	☐

Date __________________

Signature _____________________

Signature (if held jointly) ____________________

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

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